                                                                    EXHIBIT 10.1


                             CONVERTIBLE SECURITIES
                             ----------------------
                             SUBSCRIPTION AGREEMENT
                             ----------------------


     This Convertible Securities Subscription Agreement (this "Agreement"),
                                                               ---------
dated as of June 26, 1997, has been executed by the undersigned (the

"Subscriber") in connection with (a) the sale of certain shares of Series B
 ----------
Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), of Borland
                                                  --------- -----
International, Inc., a Delaware corporation, having an address at 100 Borland Way, P.O. Box 660001, Scotts Valley, California 95066-3249 (the "Company"),
                                                                  -------
convertible into shares of Common Stock, par value $.01 per share (the "Common
                                                                        ------
Stock"), of the Company, and (b) the issuance by the Company of its warrants to
-----
purchase up to 220,000 shares of Common Stock (the "Warrants").  For each share
                                                    --------
of Preferred Stock purchased hereunder, each Subscriber shall receive Warrants to purchase 400 shares of Common Stock. The Company is offering an aggregate amount of up to 550 shares of Preferred Stock together with Warrants at a purchase price of $50,000 per share (the "Initial Issuance"). The Company may
                                          ----------------
require the Subscriber, at a purchase price of $50,000 per share, to purchase additional shares of Preferred Stock and Warrants during the Put Period (hereinafter defined) as described herein (the "Additional Issuance", and
                                                -------------------
together with the Initial Issuance, the "Offering").  In addition, Subscribers
                                         --------
may be entitled to purchase additional Preferred Stock and Warrants under certain circumstances. The rights and preferences of the Preferred Stock, including the terms on which the Preferred Stock may be converted into Common Stock, are set forth in the Certificate of Designation, Preference and Rights of the Series B Convertible Preferred Stock, attached hereto as Exhibit A (the
                                                             ---------
"Certificate of Designation"), which shall have been executed, acknowledged,
---------------------------
filed, recorded and become effective in accordance with the General Corporation Law of the State of Delaware prior to the acceptance by the Company of this Agreement. The form of the Warrants, including the terms upon which the Warrants may be exercised, is attached hereto as Exhibit B. The solicitation of
                                                 ---------
this Agreement and, if accepted by the Company, the offer and sale of the Preferred Stock and the Warrants, and of the Common Stock issuable upon conversion or exercise of the Preferred Stock and Warrants, are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated by the
                                               ------------
Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as
                                     ---
amended (the "Securities Act"), or under the exemption from registration set
              --------------
forth in Section 4(2) of the Securities Act. The Preferred Stock, the Put Shares (hereinafter defined), the Warrants and the Common Stock issuable upon conversion or exercise thereof are sometimes collectively referred to in this Agreement as the "Securities." The shares of Common Stock issuable upon
                  ----------
conversion of the Preferred Stock and the Put Shares is sometimes referred to as the "Underlying Stock", and the Common Stock issuable upon the exercise of the
     ---------- -----
Warrants is sometimes referred to as the "Warrant Stock."  This Agreement is one
                                          -------------
of a series of subscription agreements, dated as of the date hereof, entered into between the Company and the subscriber thereof. The subscribers, together with the Subscriber, are sometimes collectively referred to as the "Subscribers"
                                                                    -----------
and individually as "Subscriber."
                     ----------

     The Subscriber wishes to subscribe for, and the Company wishes to issue, the number of shares of Preferred Stock and Warrants at the aggregate purchase price set forth in Section 13 and in accordance with the other terms and conditions of this Agreement. In consideration of the mutual promises, representations, warranties and conditions set forth herein, and intending to be legally bound hereby, the Company and the Subscriber agree as follows:

1.   PURCHASE AND SALE OF SECURITIES; CLOSING CONDITIONS.
     ------------------------------- -------------------

     1.1.  Initial Purchase and Sale of Securities.
           ---------------------------------------

          (a) Initial Issuance.  The Company shall issue and sell to the
              ----------------
Subscriber and the Subscriber shall purchase from the Company such number of shares of Preferred Stock and Warrants as is set forth in Section 13 hereof for an aggregate purchase price equal to $___________ (the "Initial Purchase
                                                        ----------------
Price").  The initial issuance, sale and purchase of the Preferred Stock and
-----
Warrants shall take place in two (2) separate closings, the first of which is hereinafter referred to as the "First Closing", and the second of which is
                                -------------
hereinafter referred to as the "Second Closing".  Subject to the satisfaction
                                --------------
(or waiver) of the conditions thereto set forth in Section 1.3 and Section 1.4 below: (i) at the First Closing, the Company shall issue and sell to the Subscriber, and the Subscriber shall purchase from the Company, ninety percent (90%) of the Preferred Stock and the Warrants which the Subscriber is purchasing hereunder for consideration equal to 90% of the Initial Purchase Price, and (ii) at the Second Closing, the Company shall issue and sell to the Subscriber and the Subscriber shall purchase from the Company the remainder of the Preferred Stock and the Warrants (sometimes referred to as the "Second Closing
                                                      --------------
Securities") which the Subscriber is purchasing hereunder for a price equal to the remainder of the Initial Purchase Price (the "Second Closing Purchase
                                                  -----------------------
Price"), subject to Section 1.5 hereof.
-----
          (b) Form of Payment.  On each Closing Date (as defined below), (i) the
              ---------------
Subscriber shall pay the portion of the Initial Purchase Price for the Preferred Stock and the Warrants to be issued and sold to the Subscriber at the applicable Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed share certificates representing the Preferred Stock and the Warrants which the Subscriber is then purchasing, and (ii) the Company shall deliver to the Subscriber such Preferred Stock certificates and Warrants against delivery of such Initial Purchase Price.

          (c) Closing Dates.  Subject to the satisfaction (or waiver) of the
              -------------
conditions thereto set forth in Section 1.3 and Section 1.4 below, the date and time of the issuance and sale of the Preferred Stock and Warrants pursuant to this Agreement shall be (i) in the case of the First Closing, 12:00 noon Eastern Standard Time on June 26, 1997 ("First Closing Date") (subject to a two (2)
                                 ------------------
business day grace period at either party's option), and (ii) in the case of the Second Closing, 12:00 noon Eastern Standard Time, within three business days of the earlier of (i) the date of effectiveness of the Registration Statement and
(ii) the date specified by all the Subscribers in a written notice to the Company ("Second Closing Date"). The Closings shall occur on the applicable
          -------------------
Closing Dates at such places and times as the parties shall determine.

     1.2. Additional Securities.
          ---------------------

          (a) Additional Issuance.  At any time and from time to time during the
              -------------------
period beginning on September 30, 1997 and ending on March 31, 1998 (the "Put
                                                                          ---
Period"), the
------

Company may deliver written notices to the Subscriber (each such notice hereinafter referred to as a "Put Notice") stating the number of additional
                              ----------
shares of Preferred Stock (the "Put Shares") and Warrants which the Company
                                ----------
intends to sell to the Subscriber within the 10 business days (the "Purchase
                                                                    --------
Period") following the date (the "Put Notice Date") on which the Put Notice is
------                            ---------------
given to the Subscriber by the Company in accordance with this Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section
1.3 and Section 1.4 below, the Put Shares shall be no more than 500 in the aggregate during the Put Period and shall be sold to the Subscribers, pro rata according to the number of initial shares of Preferred Stock and Warrants purchased by such Subscriber in accordance with the terms and conditions of the Initial Issuance.

          (b) Form of Payment.  On the date the Company sells to the Subscriber
              ---------------
the Put Shares and Warrants (the "Put Closing Date" and together with the First
                                  ----------------
Closing Date and the Second Closing Date, the "Closing Dates"), the Subscriber
                                               -------------
shall pay $50,000 per Put Share (and related Warrants) (the "Put Purchase
                                                             ------------
Price") for the Put Shares and the Warrants to be issued and sold at the closing
-----
(the "Put Closing") by wire transfer to the Company, in accordance with the
      -----------
Company's written wiring instructions, against delivery of the duly executed share certificates representing the Put Shares and the Warrants which Subscriber is then purchasing, and (ii) the Company shall deliver to the Subscriber such Put Share certificates and Warrants against delivery of such purchase price.

     1.3. Conditions Precedent to the Obligation of the Company to Issue and
          ------------------------------------------------------------------
Sell the Preferred Stock and Warrants at the First Closing Date and Second
------------------------------------- -- --- ----- ------- ---- --- ------
Closing Date.  The obligation hereunder of the Company to issue and/or sell the
------- ----
Preferred Stock and Warrants to the Subscriber at the First Closing and Second Closing, as applicable, is subject to the satisfaction, at or before such Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a) Payment of Purchase Price.  The Subscriber shall have delivered to
              -------------------------
the Company that portion of the Initial Purchase Price payable by the Subscriber at the applicable Closing Date.

          (b) Accuracy of the Subscriber's Representation and Warranties.  The
              ----------------------------------------------------------
representations and warranties of the Subscriber contained herein shall be true and correct as of the date when made and as of the applicable Closing Date as though made at each such time.

          (c) Performance by the Subscriber.  The Subscriber shall have
              -----------------------------
performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the applicable Closing Date.

          (d) No Injunction.  No statute, rule, regulation, executive order,
              -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

     1.4. Conditions Precedent to the Obligation of the Subscriber to Acquire
          -------------------------------------------------------------------
the Preferred Stock and Warrants.  The obligation of Subscriber hereunder to
--------------------------------
acquire and pay for the Preferred Stock, the Put Shares and Warrants at each of the First Closing, the Second Closing and the Put Closing, as applicable, is subject to the satisfaction, at or before the Closing Date in respect of such Closing, of each of the following conditions. Each of these conditions is for Subscriber's sole benefit and may be waived in writing by Subscriber at any time in its sole discretion.

          (a)  As to the First Closing:

               (i) Accuracy of the Company's Representations and Warranties.
                   --------------------------------------------------------
     The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the First Closing Date as though made at each such time.

               (ii) Performance by the Company.  The Company shall have
                    --------------------------
     performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company including, without limitation,
     Section 4.2, at or prior to the First Closing.

               (iii)  No Injunction.  No statute, rule, regulation, executive
                      -------------
     order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

               (iv) Adverse Changes.  Since December 31, 1996, except as set
                    ---------------
     forth in the Disclosure Schedule (as hereinafter defined), no event shall have occurred which has had or is likely to have a material adverse effect on the financial condition, earnings, operations or business of the Company.

               (v) No Suspension of Trading In or Delisting of Common Stock.
                   --------------------------------------------------------
     From the date hereof to and including the First Closing Date, the trading of the Common Stock shall not have been suspended by the SEC, the Nasdaq National Market System (the "Exchange") or the National Association of
                                  --------
     Securities Dealers, Inc. (the "NASD"), and the Common Stock shall not have
                                    ----
     been delisted from the Exchange.

               (vi) The Legal Opinion.  The Company shall have delivered to the
                    -----------------
     Subscriber the opinion of Gray Cary Ware & Freidenrich, independent counsel to the Company, dated as of the First Closing Date and in the form of

     Exhibit C annexed hereto or in such other form and substance reasonably
     ---------
     satisfactory to the Subscribers.

               (vii)  Officer's Certificate.  The Company shall have delivered
                      ---------------------
     to the Subscriber a certificate in form and substance reasonably satisfactory to the Subscribers, executed by an executive officer of the Company as of the First Closing Date, to the effect that all the conditions to the First Closing set forth in this Section 1.4(a) shall have been satisfied.

               (viii)  Agreements.  The Company shall have duly and validly
                       ----------
     executed each of this Agreement and the Registration Rights Agreement, in the form of Exhibit D annexed hereto (the "Registration Rights Agreement"),
                 ---------                      -----------------------------
     to which the Subscriber is a party.

               (ix) Filing of the Certificate of Designation.  The Certificate
                    ----------------------------------------
     of Designation, conforming to the terms of this Agreement, shall have been duly filed with the Secretary of State of the State of Delaware and a certified copy thereof shall have been returned to the Company and a copy shall have been delivered by facsimile to the Subscriber or its designated representative.

               (x) Transfer Agent Irrevocable Instruction.  The Company shall
                   --------------------------------------
     have delivered to the transfer agent for its Common Stock the Transfer Agent Irrevocable Instruction, in the form of Exhibit E annexed hereto (the
                                                   ---------
     "Transfer Agent Irrevocable Instruction") and the Transfer Agent
      --------------------------------------
     Irrevocable Instruction shall have been acknowledged and accepted by the transfer agent.

               (xi) Copies of Securities.  The Company shall have delivered to
                    ------ -- ----------
     the Subscriber the Preferred Stock certificates and Warrants purchased by the Subscriber at the First Closing.

               (xii)  Authorization on The Exchange.  The Company shall have
                      ------------- -- --- --------
     submitted for filing with the Exchange a completed and signed notification form for listing on the Exchange the Underlying Stock and the Warrant Stock for the shares of Preferred Stock and Warrants acquired by the Subscriber on the First Closing Date.

               (xiii)  Secretary's Certificate.  The Company shall have
                       ----------- -----------
     delivered to the Subscriber a certificate in form and substance reasonably satisfactory to the Subscribers, executed by the Secretary of the Company as of the First Closing Date, as to (i) the Company's Certificate of Incorporation as in effect on the First Closing Date, (ii) the Company's By-Laws as in effect on the First Closing Date and (iii) the resolutions of the Company's Board of Directors authorizing the transactions contemplated by this Agreement.

               (xiv)  Subscription of Preferred Stock.  Not less than 550 shares
                      ------------ -- --------- -----
     of Preferred Stock shall have been subscribed for on the First Closing Date by the Subscribers.

     (b)  As to the Second Closing:

               (i) Accuracy of the Company's Representations and Warranties.
                   --------------------------------------------------------
     The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Second Closing Date as though made at each such time.

               (ii) Performance by the Company.  The Company shall have
                    --------------------------
     performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement, the Warrants and the Certificate of Designation to be performed, satisfied or complied with by the Company including, without limitation, Section 4.2 hereof, at or prior to the Second Closing.

               (iii)  No Injunction.  No statute, rule, regulation, executive
                      -------------
     order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

               (iv) No Suspension of Trading In or Delisting of Common Stock.
                    --------------------------------------------------------
     From the date hereof to and including the Second Closing Date, the trading of the Common Stock shall not have been suspended by the SEC, the Exchange or the NASD, all the Underlying Stock and Warrant Stock for all Preferred Stock and Warrants sold at the First Closing or to be sold at the Second Closing shall be listed on the Exchange and the Common Stock shall not have been delisted from the Exchange.

               (v) Effective Registration Statement.  The registration statement
                   --------------------------------
     filed by the Company pursuant to Section 2 of the Registration Rights Agreement covering the resale of the Registrable Securities (as defined in the Registration Rights Agreement) underlying the Preferred Stock and Warrants issued at the First Closing and to be issued at the Second Closing (the "Registration Statement") shall be effective, and not subject to any
           ----------------------
     stop orders or other prohibitions on sale of Registrable Securities thereunder.

               (vi) The Legal Opinion.  The Company shall have delivered to the
                    -----------------
     Subscriber the opinion of Gray Cary Ware & Freidenrich, independent counsel to the Company, dated as of the Second Closing Date and in the form of

     Exhibit C annexed hereto with the appropriate and necessary changes to
     ---------
     reflect the Second Closing, or in such other form and substance reasonably satisfactory to the Subscribers.

               (vii)  Officer's Certificate.  The Company shall have delivered
                      ---------------------
     to the Subscriber a certificate in form and substance reasonably satisfactory to the Subscribers, executed by an executive officer of the Company as of the Second Closing Date, to the effect that all the conditions to the Second Closing set forth in this Section 1.4(b) shall have been satisfied.

               (viii)  Copies of Securities.  The Company shall have delivered
                       ------ -- ----------
     to the Subscriber the Preferred Stock certificates and Warrants purchased by the Subscriber at the Second Closing.

               (ix) Authorization on The Exchange.  The Underlying Stock and the
                    ------------- -- --- --------
     Warrant Stock for the shares of Preferred Stock and Warrants acquired by the Subscriber on the Second Closing Date shall have been authorized for quotation on the Exchange at or prior to the Second Closing.

               (x) Secretary's Certificate.  The Company shall have delivered to
                   -----------------------
     the Subscriber a certificate in form and substance reasonably satisfactory to the Subscriber executed by the Secretary of the Company as of the Second Closing Date, as to (i) the Company's Certificate of Incorporation as in effect on the Second Closing Date, (ii) the Company's By-Laws as in effect on the Second Closing Date and (iii) resolutions of the Company's Board of Directors authorizing the transactions contemplated by this Agreement.

     (c)  As to the Put Closing:

               (i) Accuracy of the Company's Representations and Warranties.
                   --------------------------------------------------------
     The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Put Closing Date as though made at each such time.

               (ii) Performance by the Company.  The Company shall have
                    --------------------------
     performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement, the Warrants and the Certificate of Designation to be performed, satisfied or complied with by the Company including, without limitation, Section 4.2, at or prior to the Put Closing.

               (iii)  No Injunction.  No statute, rule, regulation, executive
                      -------------
     order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

               (iv) No Suspension of Trading In or Delisting of Common Stock.
                    --------------------------------------------------------
     From the date hereof to and including the Put Closing Date, the trading of the Common Stock shall not have been suspended by the SEC, the Exchange or the NASD, all the Underlying Stock and Warrant Stock for all Preferred Stock, Put Shares and Warrants sold at the First Closing and Second Closing and to be sold at the Put Closing shall be listed on the Exchange and the Common Stock shall not have been delisted from the Exchange.

               (v) The Legal Opinion.  The Company shall have delivered to the
                   -----------------
     Subscriber the opinion of Gray Cary Ware & Freidenrich, independent counsel to the Company, dated as of the Put Closing Date and in the form of Exhibit
                                                                         -------
     C annexed hereto with the appropriate and necessary changes to reflect the
     -
     Put Closing, or in such other form and substance reasonably satisfactory to the Subscribers.

               (vi) Officer's Certificate.  The Company shall have delivered to
                    ---------------------
     the Subscriber a certificate in form and substance reasonably satisfactory to the Subscribers, executed by an executive officer of the Company as of the Put Closing Date, to the effect that all the conditions to the Put Closing set forth in this Section 1.4(c) shall have been satisfied.

               (vii)  Shareholder Approval.  The Company shall have obtained
                      --------------------
     shareholder approval for the issuance of the Underlying Stock and Warrant Stock, even if the aggregate amount of such Underlying Stock and Warrant Stock issuable under the Preferred Stock and Warrants issued hereunder exceeds 20% of the outstanding shares of Common Stock on the First Closing Date.

               (viii)  Minimum Revenue.  The consolidated revenue of the Company
                       ---------------
     and its subsidiaries, determined in accordance with generally accepted accounting principles, for the period beginning on April 1, 1997 and ending on September 30, 1997, shall be not less than $50,000,000.

               (ix) Effective Registration Statement.  The Registration
                    --------------------------------
     Statement shall be effective (and not subject to any stop orders or other prohibitions on sale of Common Stock thereunder) for at least thirty (30) consecutive calendar days prior to delivery by the Company of a Put Notice and for each calendar day commencing on the date of delivery of the Put Notice and ending on the Put Closing Date.

               (x) No Change of Control.  From the date hereof through and
                   --------------------
     including the Put Closing Date, there shall have been no event or series of events (including a merger or consolidation) as a result of which (a) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act, together with their affiliates, (i) shall hold or acquire, directly or indirectly, outstanding voting shares of the Company such that such person or group, together with such affiliates thereof, is or becomes the "beneficial owner" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of outstanding voting shares of the Company entitling such person or group, together with such affiliates, to exercise more than 50% of the total voting power of all classes of outstanding voting shares of the Company, or (ii) shall have a sufficient number of its or their nominees elected to the Company's Board of Directors such that such nominees so elected (whether new or continuing as directors) shall constitute a majority of the Company's Board of Directors, or (b) individuals who are directors of the Company on the date hereof (and any new director whose election by the directors of the Company or nomination for election by the stockholders of the Company was approved by a vote of at least 75% of the directors then still in office who either were directors on the date hereof or whose election or nomination for election was previously so approved) shall cease to constitute a majority of the directors of the Company.

               (xi) Minimum Market Price.  The Market Price (as defined in the
                    --------------------
     Certificate of Designation) for shares of Common Stock shall be no less than $5.00 per share (as adjusted for stock splits, combinations, recapitalizations and reorganizations) during the twenty (20) trading days immediately prior to delivery of a Put Notice or at any time from the date of delivery of the Put Notice through the Put Closing Date.

               (xii)  Adequate Liquidity; Average Daily Trading Dollar Volume.
                      ------------------  -----------------------------------
     On each trading day during the twenty (20) trading days prior to delivery of a Put Notice and on each subsequent trading day prior to the Put Closing Date, the average of the number of shares of Common Stock traded on each such trading day multiplied by the weighted-average trading price of Common Stock for such trading day shall be no less than $750,000.

               (xiii)  Copies of Securities.  The Company shall have delivered
                       ------ -- ----------
     to the Subscriber the Put Shares certificates and Warrants purchased by the Subscriber at the Put Closing.

               (xiv)  Authorization on the Exchange.  The Underlying Stock and
                      ------------- -- --- --------
     the Warrant Stock for the shares of Preferred Stock and Warrants acquired by the Subscriber on the Put Closing Date shall have been authorized for quotation on the Exchange at or prior to the Put Closing.

               (xv) Secretary's Certificate.  The Company shall have delivered
                    -----------------------
     to the Subscriber a certificate in form and substance reasonably satisfactory to the Subscriber executed by the Secretary of the Company as of the Put Closing Date, as to (i) the Company's Certificate of Incorporation as in effect on the Put Closing Date, (ii) the Company's By-Laws as in effect on the Put Closing Date and (iii) resolutions of the Company's Board of Directors authorizing the transactions contemplated by this Agreement.

     1.5. Second Closing Securities.  In the event that the Second Closing has
          -------------------------
not occurred on or prior to the first anniversary of the First Closing Date, the Company shall issue and deliver to the Subscribers on a pro rata basis, within
                                                        --------
three business days after the first anniversary of the First Closing Date, the Second Closing Securities. The Subscribers shall not be required to pay to the Company any additional consideration, including without limitation, the Second Closing Purchase Price, for the Second Closing Securities.

     1.6. Right to Purchase Additional Securities.  In the event that the
          ---------------------------------------
Company receives written notice from the Subscriber (the "Additional Purchase
                                                          -------------------
Notice") at any time during the period commencing with the first anniversary of
------
the First Closing Date and ending on the third anniversary of the First Closing Date, the Subscriber may subscribe for, and the Company agrees to issue, sell and deliver to the Subscriber, up to the number of shares of Preferred Stock (and accompanying Warrants) that shall be equal to two shares of Preferred Stock (and accompanying Warrants) for each five shares of Preferred Stock held by the Subscriber on the earlier of (i) the first anniversary of the First Closing Date and (ii) the Forced Conversion Notice Date (as such term is defined in the Certificate of Designation). The Subscriber shall only be entitled to subscribe for such additional shares of Preferred Stock (and accompanying Warrants) if, on the date of delivery of such notice, the last reported sales price per share of Common Stock is greater than $8.00 per share (as adjusted for any stock splits, combinations, recapitalizations or reorganizations). The Additional Purchase Notice delivered by the Subscriber shall specify the closing date of the issuance (which shall be no less than 10 days and no more than 30 days after the delivery of such Additional Purchase Notice), sale and purchase of the additional Preferred Stock and related Warrants, and on such closing date the Company shall issue and deliver such Preferred Stock and Warrants to the Subscriber and the Subscriber shall deliver to the Company the purchase price therefor, determined in accordance with the per share purchase price applicable to the Initial Issuance. The Subscriber may make an election to purchase additional shares of Preferred Stock pursuant to this Section 1.6 on only one occasion. As of the closing date for the purchase of additional Preferred Stock and related Warrants, the obligation of the Subscriber to acquire and pay for such Preferred Stock and Warrants shall be subject to the satisfaction by the Company of the conditions set forth in Section 1.4(b), mutatis mutandis, as if
                                                       ----------------
the closing of the issuance and sale of the additional shares of Preferred Stock pursuant to the Additional Purchase Notice were the Second Closing, and the Company shall use its reasonable best efforts to cause such conditions to be satisfied.

2.   REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.
     --------------------------------------------

     The Subscriber represents and warrants to the Company that:

     2.1. No Government Recommendation or Approval.  The Subscriber understands
          ----------------------------------------
that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company or the offering of the Securities.

     2.2. Intent.  The Subscriber is purchasing the Securities for its own
          ------
account and not with a view towards distribution thereof and the Subscriber has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; provided, however, that by making
                                               --------  -------
the representations herein, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. The Subscriber understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the Securities Act or an exemption from registration is available. The Subscriber has been advised or is aware of the provisions of Rule 144 under the Securities Act.

     2.3. Sophisticated Investor.  The Subscriber is an accredited investor (as
          ----------------------
defined in Rule 501 of Regulation D) and the Subscriber has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Subscriber acknowledges that the Securities are speculative and involve a high degree of risk.

The Subscriber acknowledges that there exists no public market for the Preferred Stock, the Put Shares and the Warrants.

     2.4. Independent Investigation.  The Subscriber, in making its decision to
          -------------------------
purchase the Securities subscribed for hereunder, has relied upon an independent investigation made by it and/or its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from the Company or any representative or agent of the Company, other than as set forth in this Agreement and the Registration Rights Agreement, in the public filings of the Company and in the documents described below. Prior to the date hereof, the Subscriber has been furnished with and has reviewed the Company's latest proxy statement and Annual Report on Form 10-K sent to the Company's shareholders and all documents filed by the Company with the SEC since December 31, 1996 pursuant to sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                     --------
Act") (excluding preliminary proxy statement filings) (such documents are
---
collectively referred to in this Agreement as the "Exchange Act Reports").  The
                                                   -------- --- -------
Subscriber has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering. The Subscriber acknowledges that the price and terms of the Securities offered hereby has been determined by negotiation based, in part, on the market price for the Common Stock, and does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value.

     2.5. Authority.  This Agreement has been duly authorized and validly
          ---------
executed and delivered by the Subscriber and is a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     2.6. No Legal Advice From Company.  The Subscriber acknowledges that it has
          ----------------------------
had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and tax advisors. Except for any statements or representations of the Company made in this Agreement, in the Registration Rights Agreement, in the Exchange Act Reports, and in the opinion of counsel for the Company issued pursuant to Section 1.4(a)(vi), 1.4(b)(vi), 1.4(c)(v) and 1.6, the Subscriber is relying solely on its counsel and advisors and not on any statements or representations of the Company or any of its representative or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     2.7. No Brokers.  The Subscriber has taken no action which would give rise
          ----------
to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement, the Certificate of Designation, the Registration Rights Agreement or the Warrants, or the transactions contemplated hereby and thereby.

     2.8  Not an Affiliate.  The Subscriber is not an officer, director or
          ----------------
"affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     2.9. Reliance on Representations and Warranties.  The Subscriber
          ------------------------------------------
understands that the Securities are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

     2.10.  Residency.  The Subscriber is a resident of the jurisdiction
            ---------
identified on the signature page of this Agreement.

     2.11.  Compliance With Laws.  No governmental notifications, orders,
            --------------------
permissions, consents, approvals or authorizations are required to be made or obtained by Subscriber and no registrations or declarations are required to be filed by Subscriber in connection with the execution and delivery of this Agreement or the acquisition of the Securities.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ---------------------------------------------

     The Company represents and warrants to the Subscriber that, except as disclosed in the Schedule of Exceptions delivered by the Company concurrently with the execution hereof (the "Disclosure Schedule"):

     3.1. Company Status.  The Company has registered its Common Stock pursuant
          --------------
to Section 12(b) or 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of its Common Stock, and such Common Stock is currently listed on the Exchange.

     3.2. Current Public Information.  The Exchange Act Reports listed in
          --------------------------
Section 3.2 of the Disclosure Schedule are the only filings made by the Company since December 31, 1996 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

     3.3. No Directed Selling Efforts or General Solicitation in Regard to this
          ---------------------------------------------------------------------
Transaction.  Neither the Company nor any of its affiliates nor any distributor
-----------
or any person acting on its or their behalf has conducted any "directed selling efforts" with respect to the Preferred Stock, the Put Shares or the Warrants nor has the Company conducted any general solicitation (as that term is used in Regulation D) with respect to any of the Securities, nor has any such person made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Act.

     3.4. Capitalization; Valid Issuance of Securities and Capital Stock.  The
          --------------------------------------------------------------
Company has an authorized capitalization consisting of 100,000,000 shares of Common Stock, par value $0.01 per share, of which, as of June 26, 1997, 37,219,252 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock, par value $0.01 per share, of which 100,000 shares are designated as Series A Junior Participating Preferred Stock, par value $0.01 per share, none of which are issued or outstanding, and stock options granted to employees as described in the Exchange Act Reports. There are no other outstanding options, warrants, scrip, rights to subscribe to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or arrangements by which the Company is or may become bound to issue additional shares of its capital stock. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; upon issuance of the Securities, the Securities will be duly and validly issued, fully paid and non-assessable; the shares of Common Stock issuable upon conversion of the Preferred Stock and the Put Shares and exercise of the Warrants, when issued and delivered in accordance with the terms of the Certificate of Designation and the Warrants, respectively, will be duly and validly issued, fully paid and non-assessable; and the holders of outstanding capital stock of the Company are not and shall not be entitled to preemptive or other rights afforded by the Company to subscribe for the capital stock or other securities of the Company as a result of the sale of the Securities or the issuance of Common Stock upon the conversion or exercise thereof. The Company has not granted any holders of outstanding capital stock of the Company registration rights, except as disclosed in the Exchange Act Reports. The issuance of the Preferred Stock, the Put Shares or the Warrants will not cause any antidilution or similar adjustment to the conversion or exchange rate of outstanding options or convertible securities exercisable for or convertible into Common Stock. As of the First Closing Date, the Company shall have filed the Certificate of Designation, and all of the rights, preferences and privileges of the Preferred Stock shall be as set forth in the Certificate of Designation.

     3.5. Organization and Qualification.  The Company and each of its
          ------------------------------
subsidiaries, if any, is a corporation duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any active subsidiaries, except for those listed in the Exchange Act Reports. The Company and each such subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any effect on the business,
                  -----------------------
operations, properties or prospects, or financial condition of the entity and its subsidiaries, with respect to which such term is used and which is material and adverse to such entity, its subsidiaries and any other entity controlling or controlled by such entity, on a consolidated basis, and/or any condition or situation which would prohibit or otherwise interfere with the ability of the entity and its subsidiaries, on a consolidated basis, with respect to which said term is used to enter into and perform its obligations under this Agreement.

     3.6. Authorization; Enforcement.  (i) The Company has the requisite
          --------------------------
corporate power and authority to enter into and perform this Agreement and to issue the Securities in accordance with the terms hereof and thereof; (ii) the execution, delivery and performance of this Agreement, the Certificate of Designation, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of Common Stock upon the conversion or exercise thereof, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required (except shareholder approval for the issuance of Underlying Stock and Warrant Stock to the extent that the aggregate amount of such Underlying Stock and Warrant Stock exceeds 20% of the outstanding shares of Common Stock on the Initial Closing Date); (iii) this Agreement, the Certificate of Designation, the Registration Rights Agreement and the Warrants have been duly executed and delivered by the Company, and (iv) this Agreement, the Certificate of Designation, the Registration Rights Agreement and Warrants constitute, and upon issuance and delivery thereof the Certificate of Designation and Warrants shall be, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     3.7. Corporate Documents.  The Company has furnished or made available to
          -------------------
the Subscriber true and correct copies of the Company's Certificate of Incorporation as amended and in effect on the date hereof (the "Certificate"),
                                                                -----------
and the Company's By-Laws as amended and in effect on the date hereof (the

"By-Laws").
 -------

     3.8. No Conflicts.  The execution, delivery and performance by the Company
          ------------
of this Agreement, the Certificate of Designation, the Registration Rights Agreement and the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of Common Stock upon the conversion or exercise thereof, do not and will not (i) result in a violation of the Certificate or By-Laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided, that, for purposes of such representation as to federal, state, local
--------  ----
or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Subscriber and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, in any manner that is inconsistent with or in violation of the Certificate or By-laws, or in violation of any contract or agreement to which the Company is a party, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Certificate of Designation, the Registration Rights Agreement or any of the Securities or to issue and sell the Securities in accordance with the terms hereof and thereof (other than any SEC, NASD, Exchange or state securities filings which may be required to be made by the Company from time to time, and any registration statement which may be filed pursuant hereto); provided, that, for purposes of the representation made in
                  --------  ----
this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Subscriber herein.

     3.9. Exchange Act Reports.  The Company has delivered or made available to
          --------------------
the Subscriber true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Subscriber any information which, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company but which has not been so disclosed. As of their respective dates, the Exchange Act Reports complied in all material respects with the requirements of the Exchange Act and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such Exchange Act Reports, and none of the Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Exchange Act Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the First Closing Date, the Company has filed all reports required to be filed by it pursuant to the Exchange Act and is otherwise eligible to effect registration of its Common Stock on Form S-3.

     3.10.  No Material Adverse Change.  Since March 31, 1997, except as set
            --------------------------
forth on the Disclosure Schedule, no event or circumstance has occurred or arisen which has had or is reasonably likely to have a Material Adverse Effect on the Company or its subsidiaries. Since March 31, 1997, neither the Company nor any of its subsidiaries has (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets with a value greater than $5,000,000 in the aggregate, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

     3.11.  No Undisclosed Liabilities.  The Company and its subsidiaries have
            --------------------------
no liabilities or obligations which are material, individually or in the aggregate, and are not disclosed in the Exchange Act Reports, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since December 31, 1996 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or any of its subsidiaries.

     3.12.  No Undisclosed Events or Circumstances.  No event or circumstance
            --------------------------------------
has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.

     3.13.  No Integrated Offering.  Neither the Company, nor any of its
            ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, at any time since September 30, 1996, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D promulgated under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby.

     3.14.  No Brokers.  The Company has taken no action which would give rise
            -- -------
to any claim by any person for brokerage commissions, finder's fees or similar payments by the Subscriber relating to this Agreement, the Certificate of Designation, the Registration Rights Agreement or the Warrants, for the transactions contemplated hereby and thereby.

     3.15.  Absence of Litigation.  Except as disclosed in the Exchange Act
            ------- -- ----------
Reports, there is no action, suit, proceeding, inquiry or organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

     3.16.  Intellectual Property Rights.  Except as set forth on Schedule 3.16,
            ------------ -------- ------
there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or any of its subsidiaries, with respect to the infringement by the Company or any of its subsidiaries of any trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

     3.17.  Title to Properties and Assets, Liens, etc.  The Company has good
            ----- -- ---------- --- ------- ------ ---
and marketable title to its tangible properties and assets (including the Company's real property described in Section 3.17 of the Disclosure Schedule), subject to no mortgage, pledge, lien, encumbrance or charge, other than liens resulting from taxes which have not yet become delinquent and liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company.

     3.18.  Tax Status.  Except as set forth in the Disclosure Schedule, the
            --- ------
Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequently to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.


4.   COVENANTS OF THE COMPANY.
     ------------------------

     4.1. Registration Rights.  The Company agrees that, at the First Closing,
          -------------------
it will enter into the Registration Rights Agreement with the Subscriber.

     4.2. Reservation of Common Stock.  As of the date hereof, the Company has
          ---------------------------
reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Preferred Stock and the Put Shares or exercise of the Warrants. Notwithstanding the foregoing, the Company initially reserved 6,000,000 shares. The number of shares so reserved may be reduced by the number of shares actually delivered pursuant to conversion of Preferred Stock and Put Shares or exercise of the Warrants (provided that in no event shall the number of shares so reserved be less than 125% of the maximum number required to satisfy the remaining conversion rights on the unconverted Preferred Stock and Put Shares and the remaining exercise rights under unexercised Warrants, without regard to any conversion restrictions under the Certificate of Designation) and the number of shares so reserved shall be increased to reflect stock splits, stock dividends and other distributions. If the Company does not have a sufficient number of shares of Common Stock available to satisfy the Company's obligations to issue shares of its Common Stock upon conversion of the Preferred Stock and Put Shares (without regard to any conversion restrictions under the Certification of Designation) or exercise of the Warrants, each holder thereof shall have certain redemption rights described in Section 7 of the Certificate of Designation.

     4.3  Shareholder Approval.  The Company shall use its reasonable best
          --------------------
efforts to obtain shareholder approval for the issuance of the Underlying Stock and Warrant Stock.

     4.4. Listing of Underlying Shares.  The Company hereby agrees, promptly
          ----------------------------
following the First Closing, to use its reasonable best efforts to cause the Underlying Stock and the Warrant

Stock to be listed on the Exchange as promptly as possible. The Company further agrees, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, it will include in such application the Underlying Stock and the Warrant Stock and will take such other action as is necessary or desirable to cause the Underlying Stock and the Warrant Stock to be listed on such other exchange or market as promptly as possible.

     4.5. Exchange Act Registration.  The Company will cause its Common Stock to
          -------------------------
continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all action under its control to continue the listing and trading of its Common Stock on the Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Exchange.

     4.6. Legends.  The shares of Underlying Stock and Warrant Stock and
          -------
certificates evidencing the same shall, promptly upon the effectiveness of the Registration Statement, be free of legends, "stop transfers," "stock transfer restrictions," or other restrictions, provided, that customary stock transfer
                                      ----------
restriction legends may appear on any certificate evidencing any of such shares if the SEC or other governmental authority with appropriate jurisdiction has issued an active stop order, injunction or other order or requirement suspending the effectiveness of the Registration Statement.

     4.7. Corporate Existence.  The Company will take all steps necessary to
          -------------------
preserve and continue its corporate existence.

5.   LEGENDS.
     -------

     5.1. Legends.  The Company will issue one or more Warrants and certificates
          -------
representing the Preferred Stock, the Put Shares and the additional shares of Preferred Stock issued pursuant to an Additional Purchase Notice in the name of the Subscriber and, in the case of the Warrants, in such denominations (but not less than 10,000 shares each) to be specified by the Subscriber prior to (or from time to time subsequent to) the Closings. The Preferred Stock (including the additional shares of Preferred Stock), the Put Shares, the Warrants and certificates evidencing any shares of Common Stock issued upon conversion or exercise thereof prior to the effectiveness of the Registration Statement will bear the following legend (the "Legend"):
                                ------

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

          Prior to the First Closing, the Company will deliver to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock concurrently with the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form and substance of the Transfer Agent Irrevocable Instruction. Such instructions shall be irrevocable by the Company from and after the First Closing Date or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time to issue certificates evidencing Underlying Stock or Warrant Stock free of the Legend at any time from and after the effectiveness of the Registration Statement, and so long as no stop order, injunction or other order of the SEC or other applicable governmental authority with appropriate jurisdiction is then in effect suspending effectiveness of the Registration Statement upon any surrender of one or more Warrants or certificates representing the Preferred Stock or the Put Shares, as the case may be, for conversion or exercise into Warrant Stock or Underlying Stock, as the case may be without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction to the transfer agent by or from the Company or its counsel.


     In addition, and if applicable, the Company shall reissue the Warrants and certificates representing the Preferred Stock, the Put Shares, the Warrant Stock or the Underlying Stock, as the case may be, without the Legend set forth above at such time as the Holder thereof is permitted to dispose thereof pursuant to Rule 144(k) under the Act.

     5.2. No Other Legend or Stock Transfer Restrictions.  No Legend has been or
          ----------------------------------------------
shall be placed on the share certificates representing the Securities and no instructions or "stop transfers," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as set forth in this Section 5.

     5.3. Subscriber's Compliance.  Nothing in this section shall affect in any
          ------------ ----------
way the Subscriber's obligations under and agreement to comply with all applicable securities laws upon resale of the Securities.

6.   CHOICE OF LAW AND VENUE.
     -----------------------

THIS AGREEMENT SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW THEREOF. The parties hereby (i) irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, the Certificate of Designation, the Registration Rights Agreement or the Warrants and (ii) waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the parties consents to process being served in any such suit, action or proceeding by sending a copy thereof to such party by following the provision for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

7.   ASSIGNMENT; ENTIRE AGREEMENT; AMENDMENT.
     ----------  ---------------------------

     7.1. Assignment.  Neither this Agreement nor any rights of the Subscriber
          ----------
hereunder may be assigned by either party to any other person, except that the Subscriber may transfer rights under this Agreement to its affiliates. Notwithstanding the foregoing, the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Securities purchased or acquired by the Subscriber hereunder with respect to the Securities held by such person.

     7.2. Entire Agreement; Amendment.  This Agreement, the Certificate of
          ---------------- ----------
Designation, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

8.   PUBLICITY.
     ---------

          The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Subscriber without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement and with the prior approval of the Subscriber which the Subscriber agrees will not be unreasonably withheld or delayed.

9.   NOTICES, ETC.; EXPENSES; INDEMNITY.
     -------------  -------------------

     9.1. Notices.  Any notice, demand or request required or permitted to be
          -------
given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing. Copies of all notices to the Subscriber shall be sent to its designee or representative.

     9.2. Cost and Expenses.  The Company shall be responsible for the
          -----------------
Subscribers' reasonable costs and expenses (including legal fees) incurred in entering into this Agreement, but not to exceed $50,000 in the aggregate. In connection with any suit or other proceeding arising out of any breach by any party to this Agreement of any of the representations, covenants or agreements of such party hereunder, or in connection with the exercise by any party of any of its rights or remedies hereunder or under applicable law upon any breach by the other party of any of its representations, covenants or agreements under this Agreement, the Registration Rights Agreement, the Warrants, or with respect to the Company, the Certificate of Designation, the prevailing party in such suit or proceeding shall be entitled to receive from the non-prevailing party all of such prevailing party's reasonable costs and expenses (including legal fees) incurred in connection therewith.


10.  COUNTERPARTS.
     ------------

          This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

11.  SURVIVAL; SEVERABILITY.
     ----------------------

     The representations, warranties, covenants and agreements of the parties hereto shall survive the First Closing, the Second Closing, and the Put Closing,

provided that the representations and warranties shall survive only until the
--------
third anniversary of the First Closing. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

12.  TITLE AND SUBTITLES.
     -------------------

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

13.  AMOUNT.
     ------

     The undersigned Subscriber hereby subscribes for [_______] shares of Preferred Stock and Warrants to purchase _________ shares of Common Stock and agrees to pay therefor funds in the amount of _______ Million Dollars (U.S. $___________).

     The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Subscriber's Representative:           Name of Subscriber:

________________________________       _________________________________
 Attn:

                                       By_______________________________
                                          Name:
                                          Title:

                                       Date of Subscription:____________
Address:
                                       Place of Execution:______________

Telephone:                             Place of Organization or Citizenship:
                                       _________________________________

Fax: Place of Residency and/or Principal Place of Business:

Registration Instructions:
_______________________________        ______________________________________
(Name)
(Please Print)_____________

  THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 26TH DAY OF JUNE, 1997.
                                       BORLAND INTERNATIONAL, INC.



                                       By:________________________
                                       Name:______________________
                                       Title:_____________________